Subsequent Events	6 Months Ended
Jun. 30, 2020
Subsequent Events [Abstract]
Subsequent Events

NOTE 19 – SUBSEQUENT EVENTS

In July 2020, the Board of Directors of Navios Partners declared a cash distribution for the second quarter of 2020 of $0.05 per unit. The cash distribution is payable on August 13, 2020, to all unitholders of common units and general partner units of record as of August 10, 2020. The declaration and payment of any further dividends remain subject to the discretion of the Board of Directors and will depend on, among other things, Navios Partners’ cash requirements as measured by market opportunities and restrictions under its credit agreements and other debt obligations and such other factors as the Board of Directors may deem advisable.